                                                                    EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    We hereby consent to the use in this Registration Statement on Form S-4 for California Community Bancshares, Inc., of our report dated February 20, 1998, relating to the consolidated financial statements of Placer Savings Bank and subsidiary for the year ended December 31, 1997, and to the reference to our Firm under the caption "Experts" in the Registration Statement.

PERRY-SMITH AND CO., LLP

Sacramento, California

September 20, 1999